                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerome B. Eisenberg, Christian G. Le Brun and Alejandro R. San Miguel, true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and supplements to (1) the Registration Statement on Form S-1 to be filed by ORBCOMM Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") and (2) any subsequent registration statement filed by the Company pursuant to Rule 462 under the Securities Act of 1933, as amended, for the offering which the Registration Statement on Form S-1 relates, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        SIGNATURE                        TITLE                    DATE
                                Chief Executive Officer,       May 5, 2006
                                 President, Director,
   /s/ Jerome B. Eisenberg       Chairman of the Board
 -------------------------    (principal executive officer)
    Jerome B. Eisenberg

                                      Director                 May 12, 2006


     /s/ Robert Bednarek
 -------------------------
      Robert Bednarek

                                      Director                 May 5, 2006

     /s/ John Franco
 -------------------------
      John Franco

      /s/ Marco Fuchs                 Director                 May 5, 2006
 -------------------------
        Marco Fuchs

                                      Director                 May 1, 2006

      /s/ Ronald Gerwig
 -------------------------
       Ronald Gerwig

                                      Director                 May 5, 2006

        /s/ Robert Gold
 -------------------------
        Robert Gold

                                      Director                 May 5, 2006

       /s/ Leslie Golden
 -------------------------
       Leslie Golden

                                      Director                 May 5, 2006

    /s/ Timothy Kelleher
 -------------------------
     Timothy Kelleher

                                      Director                 May 5, 2006

     /s/ Matthew Lesesky
 -------------------------
      Matthew Lesesky

                                      Director                 May 5, 2006

     /s/ Peter Schiff
 -------------------------
       Peter Schiff


      /s/ John P. Brady        Chief Financial Officer         May 5, 2006
 -------------------------    (principal financial and
      John P. Brady              accounting officer)


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